                                                                   EXHIBIT 10.20

                       FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT (this "First Amendment") dated as of May 9, 1999 to the Credit Agreement dated as of March 2, 1999 (the "Credit Agreement") among TELECOMUNICACIONES DE PUERTO RICO, INC., a Puerto Rico corporation (the "Borrower"), PUERTO RICO TELEPHONE COMPANY, INC., a Puerto Rico corporation ("PRTC"), and CELULARES TELEFONICA, INC., a Puerto Rico corporation ("CTI" and collectively with PRTC, the "Guarantors"), the banks, financial institutions and other institutional lenders (the "Initial Lenders") listed on the signature pages hereof, BANCO POPULAR DE PUERTO RICO ("Banco Popular"), a Puerto Rico banking institution, as managing agent and administrative agent (in such capacity, the "Administrative Agent") for the Lenders, and SCOTIABANK DE PUERTO RICO, a Puerto Rico banking institution, as Co-Agent (the "Co-Agent").

                                   WITNESSETH

         WHEREAS, reference is made to the Credit Agreement, pursuant to which the Initial Lenders made available to the Borrower certain revolving credit facilities in a maximum aggregate principal amount of up to $200,000,000; and

         WHEREAS, the Borrower and the Guarantors wish to amend certain of the terms and conditions of the Credit Agreement as set forth herein, and, to that end, the Initial Lenders have agreed to amend certain of the terms of the Credit Agreement, subject to the terms and conditions herein set forth.

         NOW THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS. Unless otherwise defined herein, the terms used in this Agreement shall have the same meanings ascribed to them in the Credit Agreement, as amended by this First Amendment.

         SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions to effectiveness specified in Section 4 hereof, the Credit Agreement is hereby amended as follows:

         (a)      Amendment to Section 1.01 of the Credit Agreement. Section
                  1.01 of the Credit Agreement is hereby amended as follows:

                           (i) The definition of the term "Citibank
                  Indebtedness" is hereby amended to read in its entirety as follows:

                           "Citibank Indebtedness" means those certain revolving
                  credit facilities in a maximum aggregate principal amount of up to $1,000,000,000 extended to the Borrower pursuant to that certain 364-Day Credit Agreement dated as of March 2,

                  1999, among the Borrower, PRTC and CTI, as guarantors, Citibank N.A., as administrative agent, the Lenders party thereto, Bank of America National Trust and Savings Association, as syndication agent, and The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, as documentation agents, and those certain revolving credit facilities in a maximum aggregate principal amount of up to $500,000,000 extended to the Borrower pursuant to that certain Five-Year Credit Agreement dated as of March 2, 1999 among the Borrower, PRTC and CTI, as guarantors, Citibank N.A., as administrative agent, the Lenders party thereto, Bank of America National Trust and Savings Association, as syndication agent, and The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, as documentation agents, to finance a portion of the Special Dividend and for working capital and other general corporate purposes of the Borrower."

         (b)      Amendment to Section 5.02(d)(ii) of the Credit Agreement.

                           (i) Section 5.02 (d)(ii) of the Credit Agreement is
                  hereby amended to read in its entirety as follows:

                           "(ii) Debt which may be borrowed and outstanding from
                  time under credit facilities existing on and as of the Effective Date and described on Schedule 5.02(d) hereto (the "Existing Debt"), and any Debt extending the maturity of, or refunding or refinancing, in whole or in part, the Existing Debt, provided that the principal amount of such Existing Debt shall not be increased above the principal amount thereof outstanding immediately prior to such extension, refunding or refinancing, and the direct and contingent obligors therefor shall not be changed, as a result of or in connection with such extension, refunding or refinancing".

         (c)      Amendment to Schedule 5.02(d) to the Credit Agreement.

                           (i) Schedule 5.02(d) to the Credit Agreement is
                  hereby amended to read in its entirety as follows:

                                                               "Schedule 5.02(d)
                                                        Existing Subsidiary Debt

                           Citibank Indebtedness."

         SECTION 4. CONDITIONS TO EFFECTIVENESS. The amendments and modifications set forth in Section 3 hereof shall become effective as of May 9, 1999 (the "Effective Date"), notwithstanding its actual date of execution by the parties, upon the satisfaction of each of the following conditions to effectiveness:

         (a) The Administrative Agent shall have received this First Amendment duly executed and delivered by the Borrower, the Guarantors and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment.

         (b) The Borrower shall have paid all invoiced fees and expenses of the Administrative Agent and the Lenders (including the invoiced fees and expenses of counsel to the Administrative Agent).

         (c) The following statements shall be true and shall be deemed to have been represented by the Borrower as being true on the date hereof:

                  (i) The representations and warranties contained in Article IV of the Credit Agreement are true and correct on and as of the Closing Date and on and as of the date hereof; and

                  (ii) The covenants contained in Article V of the Credit Agreement have been fully complied with in all material respects on and as of the Closing Date and on and as of the date hereof; and

                  (iii) No event has occurred and is continuing, or would result from the making of the amendments effectuated hereunder or the other transactions contemplated hereby, which constitutes an Event of Default or would constitute an Event of Default but for the giving of notice or the lapse of time or both.

         SECTION 5.        MISCELLANEOUS.

         (a) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this First Amendment.

         (b) The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any provision of the Credit Agreement, and shall not operate as nor constitute or be deemed to constitute a novation of the obligations of the parties thereto for any purpose.

         (c) This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this First Amendment.

         SECTION 6. GOVERNING LAW. This Agreement and the Notes shall be governed by, and construed with, the laws of the Commonwealth of Puerto Rico.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    TELECOMUNICACIONES DE PUERTO RICO, INC.
                                    as Borrower


                                    By: _______________________________
                                    Name:
                                    Title:

                                    PUERTO RICO TELEPHONE COMPANY, INC.
                                    as Guarantor


                                    By: _______________________________
                                    Name:
                                    Title:

                                    CELULARES TELEFONICA, INC.
                                    as Guarantor


                                    By: _______________________________
                                    Name:
                                    Title:

                                    BANCO POPULAR DE PUERTO RICO,
                                    as Managing Agent and Administrative Agent


                                    By: _______________________________
                                    Name:
                                    Title:

                                    SCOTIABANK DE PUERTO RICO
                                    as Co-Agent


                                    By: _______________________________
                                    Name:
                                    Title:

                                    The Lenders


COMMITMENT: $80,000,000             BANCO POPULAR DE PUERTO RICO



                                    By: _______________________________
                                    Name:
                                    Title:

Applicable Lending Office(s):       209 Munoz Rivera Avenue
                                    Hato Rey, Puerto Rico

                                    Attention:  Structured Finance Division
                                    Telecopier: (787) 756-3909

                                    The Lenders


COMMITMENT: $20,000,000             BANCO POPULAR NORTH AMERICA



                                    By: _______________________________
                                    Name:
                                    Title:

Applicable Lending Office(s):       7th West
                                    51st Street - 2nd Floor
                                    New York, NY 10019

                                            The Lenders


COMMITMENT: $25,000,000                     BANCO BILBAO VIZCAYA PUERTO RICO



                                            By: _______________________________
                                            Name:
                                            Title:



                                            By: _______________________________
                                            Name:
                                            Title:

Applicable Lending Office(s):               254 Munoz Rivera Ave.
                                            Torre BBV
                                            Hato Rey, San Juan, P.R.

                                            Attention: Fernando Vinas
                                            Telecopier: (787) 766-6963

                                            The Lenders


COMMITMENT: $75,000,000                     SCOTIABANK DE PUERTO RICO



                                            By: _______________________________
                                            Name:
                                            Title:

Applicable Lending Office(s):               Scotiabank de Puerto Rico
                                            273 Ponce de Leon Ave.
                                            Mezzanine Floor
                                            Hato Rey, San Juan, P.R.  00918

                                            Attention: Rene A. Lopez
                                            Telecopier: (787) 766-7909